UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: February 29, 2016

Item 1. Reports to Stockholders.

Annual Report

February 29, 2016

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The S&P 500 Index delivered a -6.19% return for the 12-month period ended February 29, 2016 as concerns over a persistently strong dollar, sluggish global growth and plunging commodity prices have caused stocks to tumble as investors scaled back risk exposure.

In our semi-annual letter, we wrote about the performance differential between value and growth as well as the valuation difference between the two styles. Now, we believe the value style of investment may be reaching the bottom of its cycle and the market appears ready for a fundamental shift from growth to value. As we enter 2016, we have been seeing signs of a rotation from growth to value and we believe this trend should continue. While our observations indicate that value stocks can often outperform over the long run, growth stocks have enjoyed phases of outperformance that have lasted for several years with the most recent period lasting since the financial crisis.

In 2015, market performance was driven by a narrow leadership with big growth stocks such as Netflix and Amazon masking broad market declines. Regardless of business quality, balance sheet strength and valuation, the market in general sought relative safety in a handful of stocks with the perceived growth and familiarity that provided some sense of security for investors. As we entered 2016, many of the previous leaders, the big growth stocks, have declined by wide margins while value stocks have held up, dampening some of the downside. We believe this may be indicative of an inflection point where value could outpace growth over the coming market cycle.

We believe part of the reason for the shift has been the narrowing of what continued to be very wide valuation differentials; investors have had to pay a large premium to buy growth stocks. In an economic environment that has been lacking growth, investors have been paying up for growth but the gap has become extreme. Furthermore, after years of underperformance, value stocks look like relative bargains compared to growth stocks, with valuation spreads supporting the prospect of the beginning of the value style of investing being in favor.

In an environment of slower global growth and declining earnings, investors have indiscriminately sold risk assets without regard for valuation. This has created attractive investment opportunities for us. As of this writing, our stocks sell at substantial discounts to their benchmarks based on earnings, book value and cash flow, while also offering competitive growth in forecasted earnings.

While valuations appear stretched in certain sectors, there are areas with favorable valuations including stocks in the Industrials, Consumer Discretionary and Technology sectors. Within Industrials, investor sentiment has priced the entire sector for a recession with the most pessimistic scenario reflected in current valuations. The Consumer Discretionary sector should benefit from rising employment, wage growth, and lower gasoline prices. Stocks in the Technology sector have relatively strong top line growth, high profit margins, large cash reserves, strong balance sheets and low levels of debt. We continue to favor select stocks in the Financials sector where even in the current low interest rate environment the combination of low valuations and depressed but healthy returns on capital support a compelling investment opportunity even as the prospect of rising interest rates provides further upside optionality.

Meanwhile, we believe the greatest opportunity is in energy stocks. On the supply side, natural gas production is down in most plays including low cost regions like Appalachia, and producers are throttling back capital budgets for the coming year. Unfortunately, these positive trends have been undermined by an unseasonably warm winter in the Midwest and Northeast, where heating degree days are 25% below normal. Assuming a return to normal weather in the next 12-18 months, we are increasingly confident that natural gas prices can stage a recovery, which should ultimately benefit North American producers and service providers. Fundamentals in the natural gas market have continued to improve. Within the oil market, we believe there should be a supply response given the reduction in capital expenditures over the next year. If we see definitive data points confirming this thesis we may increase our allocation to this sector.

In other sectors, including Utilities, Telecomm, and Consumer Staples, bloated valuations coupled with rising interest rates may lead to price-to-earnings (“P/E”) compression. We have little exposure to these sectors and we believe we have finally seen an inflection point, which could prove to be a source of positive relative performance in the future.

We believe some of the higher beta, more volatile stocks that are inexpensive may be more stable in their earnings than lower beta and less volatile stocks. Many of these companies have solid balance sheets, with strong cash flows. These companies have the wherewithal to perform well in a low growth and more volatile economic environment.

Company Spotlight – Snow Capital Opportunity Fund

Abercrombie & Fitch (ANF)

Abercrombie & Fitch (ANF) is a specialty retailer that operates stores that sell casual sportswear apparel. ANF became a candidate for investment after several poor management decisions were exacerbated by weak apparel industry sales. The company’s two primary concepts, Abercrombie & Fitch and Hollister, became too similar over time leading to sales cannibalization and weak competitive positioning. Aggressive and costly expansion into international markets delivered mixed results. Overall teen retail apparel sales trailed expectations, exacerbating the impact of poor management.

The Board’s decision to fire founding CEO Mike Jefferies provided a significant catalyst for change. New brand leadership has been empowered to separate and distinguish their respective concepts. International store growth has moderated, and results have improved. The new management team has continued a series of closures designed to right-size the U.S. store footprint in light of increased online sales, which now represent over 25% of total company sales. Reduced overhead expenses and a focus on conservatively managing working capital have led to improved margins.

Sales and margins offer a significant opportunity for earnings recovery. The Hollister concept has shown signs of a sales turnaround, but ANF same store sales remain negative. The consolidated operating margin in 2015 was 3.9%, well below the 10 year average of 8.5% for the S&P 500 Index specialty retail sector and 9.1% average for ANF.

In spite of abnormally negative analyst sentiment, the stock has risen 88% from its August 2015 low through February 29, 2016. Improving sentiment might offer a tailwind to valuation if management execution continues to improve. There is no net debt on the balance sheet, an open authorization to repurchase 10% of shares and the company recently paid a quarterly dividend currently yielding 2.5%.

Triumph Group (TGI)

Aerospace and defense manufacturer Triumph Group (TGI) faced significant headwinds in 2015. Investors have long doubted the company’s ability to grow its topline due to heavy exposure to maturing commercial and defense program platforms like the Boeing 747, the Boeing 777, and the C-17. Poor execution further hindered stock performance as cost overruns resulted in forward charges, meager free cash flow generation, and depressed margins. In addition, a long history of acquisitions and a decentralized operational approach created a bloated, inefficient organization. The board of directors fired TGI’s CEO in February 2015, with founder Richard Ill stepping in as interim CEO.

Despite a difficult year, green shoots of a turnaround may be starting to appear. We believe TGI is well positioned and should benefit from the robust, slow ramp of the commercial aerospace cycle, with enough levers for self-help that operations should improve in any type of macro climate. The company continued to win new business with over $735 million in revenue added in the current fiscal year. Backlog is a healthy $5 billion. At the same time, with over 60+ manufacturing facilities, TGI has ample opportunity to lower its fixed cost base. The company has embarked upon a major cost reduction initiative and a full strategic review. In late December, shares spiked after TGI announced the hiring of a new CEO, suggesting renewed confidence in the company and warming investor sentiment.

At seven times earnings, we believe that TGI is attractively valued. The company should be able to generate ample free cash flow through current headwinds, with potential for growth. TGI is a “show-me” story that has much to prove, but the company can improve results without much help from macro-economic data, the dollar, China, currency, or interest rates in our view. In addition, because of the company’s own internal issues, we expect TGI to grow earnings even as many investors begin to question the sustainability of current commercial aerospace supply and demand trends.

In Closing

At Snow Capital Management L.P., we are bottom-up fundamental stock pickers. We do not attempt to time the market. We stay nearly fully invested at all times, holding minimal cash balances in order to service fund redemptions. Being fully invested when an unexpected market moving event produces short-term losses can be difficult to endure, but we believe one does not maximize long-term returns by continually trying to guess the next market move. In our opinion, real wealth is built over long periods of time by sticking to an investment discipline, both in good times and bad. We continue to have a positive outlook for long-term equity returns. Our investments have near-term catalysts with attractive valuations, solid balance sheets and strong cash flows. Collectively, we believe our Funds offer favorable valuations compared to their benchmarks. As of February 29, 2016, our stocks sell at a 20% to 40% discount to their benchmarks on earnings, book value, and cash flow while, we believe, also offering superior growth potential in forecasted earnings. Over our three to five year investment horizon, we continue to believe our Funds’ should be well positioned to benefit from long-term growth opportunities.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. The funds all employ the same investment process. Your financial professional can help you determine which fund may be best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the fiscal year ended February 29, 2016, the Institutional Class shares return was -31.38% compared to a return of -6.19% for the S&P 500 Index and -9.73% for the Russell 3000 Value Index. For the six-month period ended February 29, 2016, the Snow Capital Opportunity Fund Institutional Class shares recorded a return of -22.48% compared to a return of -0.92% for the S&P 500 Index and -3.18% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a long portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio through the purchase and/or sale of short positions, options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

For the fiscal year ended February 29, 2016, the Telecomm Service and Utilities sectors added to overall performance.

Abercrombie & Fitch (ANF) outperformed due to earnings releases that exceeded expectations, driven by higher sales and margins. The positive momentum can be attributed to the company’s Hollister brand, which continues to make progress on its turnaround. American Eagle Outfitters (AEO) benefitted from strong merchandising and market share gains in the first half of the fiscal year, which led to sales and margin improvements above management’s targets. GrafTech International (GTI) was acquired by Brookfield Asset Management (BAM) in April, 2015, at a 22% premium to its trailing price. Despite weak end markets and depressed volumes, Eaton Corporation (ETN) added to performance by delivering earnings above expectations through higher margins, expense control, and a continued commitment to aggressively repurchase shares. Alphabet, Inc. (GOOG), the parent company of Google, continued to display higher ad sales while exhibiting consistent cost controls, resulting in outperformance for the year.

Top Detractors from the Fund’s Return

For the fiscal year ended February 29, 2016, the Energy, Financials, Materials, Information Technology, Health Care, Industrials, and Consumer Discretionary sectors detracted from overall performance.

Ultra Petroleum (UPL) shares fell in response to weak prices for natural gas. Natural gas demand this winter was well below normal due to record temperatures throughout the Northeast. Chesapeake Energy (CHK) and Southwestern Energy (SWN) underperformed due to weakness in oil and gas prices. The industry continues to work through a supply/demand imbalance. Genworth Financial (GNW) declined after the company delayed the sale of its life insurance subsidiary. Exposure to housing markets in Australia and Canada has also weighed on the shares. Community Health Systems (CYH) negatively impacted performance due to continued difficulties integrating Health Management Associates (HMA), a hospital chain acquired in late 2013, and pricing concerns following a structural shift away from commercial payers and towards Medicaid.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in the Consumer Discretionary, Materials, Energy, Industrials, and Information Technology sectors, and a below-average weight in the Consumer Staples, Health Care, Utilities, Telecomm Service, and Financials sectors.

We reduced our exposure to Information Technology, Health Care, Consumer Staples, and Telecomm Service and increased our investments in Energy, Consumer Discretionary, Materials, Industrials, Financials, and Utilities during the fiscal year.

As of February 29, 2016, the portfolio held 32 core long equity positions and was approximately 86% net long. The purchase and/or sale of short positions, options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio.

Comments on the Fund’s Five Largest Holdings

Bank of America (BAC)

One of the largest financial institutions in the United States, we believe that BAC may benefit from less competition and greater economies of scale over the long-term. Capital levels have been bolstered and the business model has been simplified under the direction of CEO Brian Moynihan.

Viacom Inc. (VIAB)

With entertainment media in the midst of a structural shift, VIAB maintains iconic brands such as Nickelodeon, MTV, and Comedy Central that continue to resonate with worldwide audiences. While we do believe the media world is changing, content remains the key driver, with VIAB well positioned. VIAB, in our view, is also ripe for a structural change, through either a spin off, sale, break up, merger, or possible management change.

MetLife Inc. (MET)

The second largest U.S. life insurer, MET should benefit from rising demand for life insurance for the growing middle class in emerging markets, baby boomers choosing variable annuity products as a way to help mitigate volatile equity markets, and increasing demand for companies to “annuitize” large, unfunded corporate pensions. Recently the company has announced that it will spin off part of its retail life business to satisfy increasing regulatory and compliance requirements. MET is expected to deploy excess capital to shareholders or for possible acquisitions.

NetApp Inc. (NTAP)

As the second largest external storage vendor worldwide with leading market share positions, NTAP appears well positioned to benefit from the continued growth of digital information. The company’s strong presence with large enterprises coupled with partnerships with leading IT providers such as Amazon (AMZN), Cisco (CSCO), Microsoft (MSFT) and Verizon (VZ) serves as an anchor for the business.

Macy’s Inc. (M)

One of country’s leading retailers, Macy’s is adapting to the evolving retail industry by selectively closing stores and consolidating regions while simultaneously embracing the online sales channel. A historically steady dividend, active share repurchases, and robust cash-flow generation should continue to support shares.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the fiscal year ended February 29, 2016, the Institutional Class shares returned -23.17% compared to a return of -13.35% for the Russell 2000 Value Index. For the six-month period ended February 29, 2016, the Snow Capital Small Cap Value Fund Institutional Class shares recorded a return of -14.33% compared to a return of -6.73% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of 40 to 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations between $100 million and $3 billion.

Top Positive Contributors to the Fund’s Return

For the fiscal year ended February 29, 2016, the Consumer Staples and Consumer Discretionary sectors added to overall performance.

Shares of Omega Protein (OME) rose as demand-driven price increases for fish oil and fish meal led to structurally higher gross margins. Shareholder activism regarding underperforming segments stoked enthusiasm that potential capital allocation or structure changes would benefit the company’s shareholders. Green Dot Corporation (GDOT) positively contributed to total return following an announcement that they will continue to serve as the program manager and issuing bank for the Walmart MoneyCard suite of prepaid, reloadable debit card products. Activist interest also pushed shares higher. Abercrombie & Fitch (ANF) outperformed due to earnings releases that exceeded expectations, driven by higher sales and margins. The positive momentum can be attributed to the company’s Hollister brand, which continued to make progress on its turnaround. First Niagara Financial Group (FNFG) added to performance following an announcement that KeyBank (KEY) planned to acquire the company in a cash and stock transaction that valued the company at more than $4 billion. Integra LifeSciences (IART), a medical device provider, drove positive results through steady earnings results and new product offerings that pushed higher organic growth targets for 2016.

Top Detractors from the Fund’s Return

For the fiscal year ended February 29, 2016, the Industrials, Financials, Energy, Health Care, Materials, and Information Technology sectors detracted from overall performance.

OFG Bancorp (OFG), a Puerto Rican bank, sold off on fears surrounding the restructuring of PREPA, the Puerto Rican Electric Utility, as well as general concerns about the creditworthiness of the Puerto Rican government. With the Fund’s position at 60% of tangible book value, the current valuation more than reflects the overcapitalized bank’s credit exposure to both. Acacia Research (ACTG), an intellectual property licenser, lost a trial in one of their key portfolios that led to an impairment charge and dividend cut, pressuring shares. Community Health Systems (CYH) negatively impacted performance due to continued difficulties integrating Health Management Associates (HMA), a hospital chain acquired in late 2013, and pricing concerns following a structural shift away from commercial payers and towards Medicaid. Tidewater Inc. (TDW), an operator of offshore service vessels used by the energy industry, fell in response to lower oil prices and reduced activity levels. The company continues to cut costs in response to lower spending in offshore markets. Shares of Triumph Group (TGI) detracted from performance as sales slowed on maturing commercial aerospace programs along with softer aftermarket sales. However, with a new CEO on board and a strategic review in the works, we expect investors to regain confidence in TGI once management details its comprehensive plan to right the ship and begins to execute. Shares remain extremely cheap at just six times earnings.

Were there significant changes to the portfolio?

As of February 29, 2016, the Fund held an overweight in the Industrials, Health Care, Energy, Information Technology, and Materials sectors compared to the Russell 2000 Value Index. The Fund held below average positions in the Financials, Consumer Discretionary, and Consumer Staples sectors while maintaining zero weighting in Utilities and Telecomm Service.

We reduced our exposure to Industrials, Financials, Energy, and Consumer Discretionary and increased our investments in Information Technology, Consumer Staples, Health Care, and Materials during the year.

Comments on the Fund’s Five Largest Holdings

Green Dot Corporation (GDOT)

Green Dot is a leading participant in the General Purpose Reloadable (GPR) debit card market, which are marketed to banked, under-banked, and unbanked consumers through the U.S. A new, long-term agreement with Wal-Mart (WMT) in 2015 mitigated some uncertainty in the stock.

OSI Systems (OSIS)

Vertically integrated designer and manufacturer of specialized electronic systems and components for critical applications, OSIS sells its products and services across markets such as homeland security, healthcare, defense, and aerospace.

Wesco Aircraft Holdings (WAIR)

WAIR supports nearly every major western aircraft program, supplying over half-a-million stock keeping units to more than 7,000 customers.

Triumph Group (TGI)

Growing via acquisitions since its IPO 20 years ago, TGI has evolved into a diversified aerospace company supplying a broad range of components across both the commercial and defense end-markets. The company has significant cost savings opportunities under new management as it focuses on right-sizing the operation and cutting excess cost from its decentralized footprint.

OFG Bancorp (OFG)

After emerging from the financial crisis relatively unscathed, OFG transformed its business by acquiring assets from institutions in more precarious positions for favorable terms. Today, the overcapitalized bank continues to roll off its Puerto Rican exposure while its asset sensitive balance sheet can benefit from a rising interest rate environment.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. The Snow Capital Opportunity Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. Investing in exchange-traded funds are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged. It is not possible to invest directly in an index.

Beta measures the volatility of the fund, as compared to that of the overall market. The market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Active Share measures the degree of difference between a fund portfolio and its benchmark index.

The Price-to-Earnings ratio is calculated as the current price of a stock divided by its trailing twelve month operating earnings per diluted share of equity.

The Price-to-Book ratio is calculated as the current share price of a stock divided by its book value per diluted share of equity.

Valuation Spreads are the differences between the growth and value indexes’ relative multiples including but not limited to Price-to-Earnings, Price-to-Sales, Price-to-Book and Free Cash Flow.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Tangible Book Value is what an investor would expect to receive if the company liquidated all of its assets. For example, the tangible book value of company “XYZ” would be the liquidation value of all of its assets combined if they were valued on the accounting books today, including all land, capital, inventory, etc.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization.

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Earnings per diluted share is a performance metric used to gauge the quality of a company’s earnings per share (EPS) if all convertible securities were exercised.

Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/15 - 2/29/16).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund Expense Examples (Unaudited)

	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During Period 9/1/15- 2/29/16	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Class A**	$1,000.00	$774.60	$7.15	1.62%
Class C**	1,000.00	771.50	10.44	2.37
Institutional Class**	1,000.00	775.20	6.05	1.37
Small Cap Value Fund*
Class A***	1,000.00	855.80	7.94	1.72
Class C***	1,000.00	852.40	11.28	2.45
Institutional Class***	1,000.00	856.70	6.79	1.47

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182), then divided by the number of days in the 12-month period (366).
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $6.66, $9.95, and $5.56 for Class A , Class C, and Institutional Class shares, respectively.
***	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $7.84, $11.24, and $6.69 for Class A , Class C shares, and Institutional Class shares, respectively.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information in this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During Period 9/1/15- 2/29/16	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Class A**	$1,000.00	$1,016.81	$8.12	1.62%
Class C**	1,000.00	1,013.08	11.86	2.37
Institutional**	1,000.00	1,018.05	6.87	1.37
Small Cap Value Fund*
Class A***	1,000.00	1,016.31	8.62	1.72
Class C***	1,000.00	1,012.68	12.26	2.45
Institutional***	1,000.00	1,017.55	7.37	1.47

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182), then divided by the number of days in the 12-month period (366).
**	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $7.57, $11.31 and $6.32 for Class A, Class C, and Institutional shares, respectively.
***	Excluding dividends on short positions and interest expenses, your hypothetical cost of investing in the Fund would be $8.52, $12.21, and $7.27 for, Class A, Class C, and Institutional shares, respectively.

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations between $100 million and $3 billion (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 29, 2016 is shown below.

*	Short-Term Investments is less than 0.005% of total investments.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 29, 2016 is shown below.

*	Short securities (16.36%)
*	Written options (0.10%)

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 29, 2016(1)

	One Year	Three Years	Five Years	Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	-27.37%	-1.94%	2.53%	6.44%
Class A (without sales charge)	-23.35%	-0.16%	3.64%	7.55%
Class C (with sales charge)	-24.64%	-0.90%	2.87%	6.75%
Class C (without sales charge)	-23.88%	-0.90%	2.87%	6.75%
Institutional Class	-23.17%	0.08%	3.89%	7.80%
Russell 2000 Value Index	-13.35%	4.37%	5.27%	7.65%

	One Year	Three Years	Five Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	-35.14%	-3.87%	-0.75%	1.32%
Class A (without sales charge)	-31.55%	-2.14%	0.33%	1.88%
Class C (with sales charge)	-32.71%	-2.85%	-0.37%	1.15%
Class C (without sales charge)	-32.05%	-2.85%	-0.37%	1.15%
Institutional Class	-31.38%	-1.90%	0.58%	2.13%
S&P 500 Index	-6.19%	10.75%	10.13%	6.27%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 29, 2016

	Shares	Value
COMMON STOCKS - 97.71%
Aerospace & Defense - 4.36%
Triumph Group, Inc.	84,600	$2,576,916

Air Freight & Logistics - 3.25%
Atlas Air Worldwide Holdings, Inc. (a)	52,923	1,916,342

Banks - 10.86%
First Commonwealth Financial Corp.	118,430	1,017,314
FNB Corp.	98,459	1,209,077
OFG Bancorp (b)	441,945	2,572,120
TCF Financial Corp.	59,945	679,776
The Bancorp, Inc. (a)	194,637	928,418

		6,406,705

Capital Markets - 1.15%
FBR & Co.	24,256	423,267
Manning & Napier, Inc.	37,635	258,176

		681,443

Chemicals - 2.41%
American Vanguard Corp.	27,000	340,470
FMC Corp.	16,900	636,116
LSB Industries, Inc. (a)	76,423	446,310

		1,422,896

Commercial Services & Supplies - 3.12%
ACCO Brands Corp. (a)	252,090	1,842,778

Communications Equipment - 1.99%
Black Box Corp.	88,705	1,175,341

Consumer Finance - 4.74%
Green Dot Corp. (a)	135,565	2,800,773

Distributors - 0.50%
VOXX International Corp. (a)	73,665	293,923

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 29, 2016

	Shares	Value
Diversified Financial Services - 1.54%
Voya Financial, Inc.	31,000	$910,160

Electronic Equipment, Instruments & Components - 6.66%
Keysight Technologies, Inc. (a)	23,500	613,115
Orbotech Ltd. (a)(b)	31,355	710,191
OSI Systems, Inc. (a)	43,257	2,611,425

		3,934,731

Energy Equipment & Services - 5.36%
Carbo Ceramics, Inc.	99,721	1,993,423
Tidewater, Inc.	203,000	1,167,250

		3,160,673

Food & Staples Retailing - 1.93%
The Andersons, Inc.	42,500	1,141,125

Food Products - 1.41%
Omega Protein Corp. (a)	35,000	831,250

Health Care Equipment & Supplies - 7.22%
Analogic Corp.	24,035	1,802,144
Integra LifeSciences Holdings Corp. (a)	40,000	2,454,400

		4,256,544

Health Care Providers & Services - 4.70%
Community Health Systems, Inc. (a)	97,035	1,467,169
Kindred Healthcare, Inc.	124,600	1,309,546

		2,776,715

Hotels, Restaurants & Leisure - 1.44%
Brinker International, Inc.	17,100	851,580

Household Durables - 1.60%
SodaStream International Ltd. (a)(b)	63,229	944,009

Insurance - 1.19%
American Equity Investment Life Holding Co.	51,740	703,664

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 29, 2016

	Shares	Value
Machinery - 6.36%
Actuant Corp.	26,000	$608,660
Crane Co.	33,250	1,630,912
L.B. Foster Co.	110,167	1,513,694

		3,753,266

Metals & Mining - 0.97%
United States Steel Corp.	63,000	574,560

Multiline Retail - 1.73%
Big Lots, Inc.	25,234	1,020,715

Oil, Gas & Consumable Fuels - 3.84%
PBF Energy, Inc.	65,000	1,963,000
Southwestern Energy Co. (a)	53,000	306,340

		2,269,340

Pharmaceuticals - 0.64%
Lannett, Inc. (a)	15,105	380,042

Professional Services - 2.01%
Acacia Research Corp.	375,335	1,186,059

Semiconductors & Semiconductor Equipment - 0.80%
Cypress Semiconductor Corp.	59,000	470,820

Software - 2.95%
OpenText Corp. (b)	35,000	1,740,900

Specialty Retail - 4.36%
Abercrombie & Fitch Co.	64,500	1,873,726
Genesco, Inc. (a)	10,600	699,388

		2,573,114

Technology Hardware, Storage & Peripherals - 2.86%
Silicon Graphics International Corp. (a)	277,932	1,687,047

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 29, 2016

	Shares	Value
Trading Companies & Distributors - 1.40%
DXP Enterprises, Inc. (a)	23,700	$322,083
Titan Machinery, Inc. (a)	53,265	507,083

		829,166

Transportation Infrastructure - 4.37%
Wesco Aircraft Holdings, Inc. (a)	201,645	2,579,040

TOTAL COMMON STOCKS (Cost $72,265,358)		$57,691,637

REAL ESTATE INVESTMENT TRUSTS - 2.26%
Highwoods Properties, Inc.	30,580	1,331,759

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,143,835)		$1,331,759

SHORT-TERM INVESTMENTS - 0.16%
Money Market Fund - 0.16%
Fidelity Institutional Government Portfolio	92,893	92,893

TOTAL SHORT-TERM INVESTMENTS (Cost $92,893)		$92,893

Total Investments (Cost $73,502,087) - 100.13%		59,116,289
Liabilities in Excess of Other Assets - (0.13)%		(78,164)

TOTAL NET ASSETS - 100.00%		$59,038,125

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign-issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

February 29, 2016

	Shares	Value
COMMON STOCKS - 91.04%
Automobiles - 3.21%
General Motors Co.	200,000	$5,888,000

Banks - 8.02%
Bank of America Corp. (a)	642,000	8,037,840
JPMorgan Chase & Co. (a)	118,200	6,654,660

		14,692,500

Communications Equipment - 0.83%
Qualcomm, Inc.	30,000	1,523,700

Computers & Peripherals - 1.06%
Apple, Inc.	20,000	1,933,800

Construction & Engineering - 3.48%
Chicago Bridge & Iron Co. NV (c)	190,000	6,372,600

Construction Materials - 2.74%
CEMEX S.A.B. de C.V. - ADR (b)	906,600	5,022,564

Consumer Finance - 2.25%
Ally Financial, Inc. (b)	235,000	4,131,300

Containers & Packaging - 3.84%
Owens- Illinois, Inc. (b)	470,000	7,031,200

Diversified Financial Services - 3.65%
Voya Financial, Inc. (a)	228,000	6,694,080

Diversified Telecommunication Services - 0.83%
Verizon Communications, Inc.	30,000	1,521,900

Electrical Equipment - 3.59%
Eaton Corp. PLC (c)	116,000	6,578,360

Electric Utilities - 1.29%
Exelon Corp.	75,000	2,361,750

Insurance - 11.54%
American International Group, Inc. (a)	89,000	4,467,800
Genworth Financial, Inc. (b)	1,400,000	2,968,000

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 29, 2016

	Shares	Value
Hartford Financial Services Group, Inc.	151,000	$6,360,120
MetLife, Inc.	186,000	7,358,160

		21,154,080

Machinery - 6.10%
Crane Co.	123,000	6,033,150
Terex Corp.	230,000	5,147,400

		11,180,550

Media - 4.02%
Viacom Inc. - Class B	200,000	7,370,000

Multiline Retail - 3.84%
Macy’s, Inc.	163,000	7,043,230

Oil, Gas & Consumable Fuels - 8.07%
BP PLC - ADR	80,000	2,327,200
PBF Energy, Inc.	210,000	6,342,000
Southwestern Energy Co. (b)	1,060,000	6,126,800

		14,796,000

Paper & Forest Products - 3.70%
International Paper Co.	190,000	6,783,000

Pharmaceuticals - 3.64%
Teva Pharmaceutical Industries Ltd. - ADR (a)	120,000	6,672,000

Semiconductors & Semiconductor Equipment - 0.87%
Micron Technology, Inc. (b)	150,000	1,594,500

Specialty Retail - 5.02%
Abercrombie & Fitch Co.	206,400	5,995,920
Dick’s Sporting Goods, Inc.	75,000	3,185,250

		9,181,170

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 29, 2016

	Shares	Value
Technology Hardware, Storage & Peripherals - 9.45%
Hewlett-Packard Enterprise Co.	462,000	$6,130,740
NCR Corp. (b)	170,804	3,989,981
NetApp, Inc.	290,000	7,203,600

		17,324,321

TOTAL COMMON STOCKS (Cost $195,214,584)		$166,850,605

	Principal Amount	Value
CONVERTIBLE BONDS - 2.15%
Chesapeake Energy Corp.
2.50%, 05/15/2037	$3,500,000	$1,618,750
2.50%, 05/15/2037	5,000,000	2,312,500

TOTAL CONVERTIBLE BONDS (Cost $3,868,488)		$3,931,250

CORPORATE BONDS - 4.50%
Consol Energy, Inc.
5.88%, 04/15/2022	3,000,000	1,972,500

Genworth Financial, Inc.
6.50%, 06/15/2034	285,000	156,750
6.15%, 11/15/2066 (d)	3,150,000	677,250

		834,000

Rice Energy, Inc.
6.25%, 05/01/2022	1,580,000	1,287,700

SM Energy Co.
6.13%, 11/15/2022	3,600,000	1,584,000

Southwestern Energy Co.
4.95%, 01/23/2025	3,000,000	1,781,250

Ultra Petroleum Corp.
6.13%, 10/01/2024 (c)(e)	10,000,000	550,000

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 29, 2016

	Principal Amount	Value
W&T Offshore, Inc.
8.50%, 06/15/2019	$2,000,000	$240,000

TOTAL CORPORATE BONDS (Cost $10,647,419)		$8,249,450

	Shares	Value
SHORT-TERM INVESTMENTS - 1.60%
Money Market Fund - 1.60%
Fidelity Institutional Government Portfolio	2,923,781	$2,923,781

TOTAL SHORT-TERM INVESTMENTS (Cost $2,923,781)		$2,923,781

Total Investments (Cost $212,654,272) - 99.29%		181,955,086
Other Assets in Excess of Liabilities - 0.71%		1,292,287

TOTAL NET ASSETS - 100.00%		$183,247,373

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	All or a portion of this security is pledged as collateral for options written.
(b)	Non-income producing security.
(c)	Foreign issued security.
(d)	Variable rate security.
(e)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $550,000, represents 0.30% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Securities Sold Short

February 29, 2016

	Shares	Value
Securities Sold Short
Aetna, Inc.	(8,010)	$(870,126)
American Electric Power, Inc.	(14,080)	(869,440)
AT&T, Inc.	(24,230)	(895,299)
California Resources Corp.	(1,201)	(675)
Campbell’s Soup Co.	(14,210)	(877,468)
Citrix Systems, Inc.	(12,520)	(884,538)
Delphi Automotive PLC	(13,310)	(887,511)
DTE Energy Co.	(10,220)	(859,706)
Edwards Lifesciences Corp.	(10,370)	(902,190)
Electronic Arts, Inc.	(13,670)	(878,161)
Hanesbrands, Inc.	(32,700)	(931,623)
HCP, Inc.	(29,460)	(871,427)
IMS Health Holdings, Inc.	(35,020)	(902,816)
Juniper Networks, Inc.	(35,810)	(884,507)
Kinder Morgan, Inc.	(53,620)	(969,986)
Level 3 Communications, Inc.	(17,800)	(864,190)
Masco Corp.	(31,410)	(885,762)
Mohawk Industries, Inc.	(4,940)	(887,866)
Mondelez International, Inc.	(21,790)	(883,149)
Monster Beverage Corp.	(6,730)	(844,615)
Morgan Stanley	(34,490)	(851,903)
Pioneer Natural Resources Co.	(7,140)	(860,584)
PPG Industries, Inc.	(9,070)	(875,527)
Rockwell Collins, Inc.	(10,080)	(882,706)
Rollins, Inc.	(31,940)	(879,308)
Charles Schwab Corp.	(34,600)	(866,730)
St. Jude Medical, Inc.	(16,140)	(866,557)
TD Ameritrade Holding Corp.	(30,200)	(863,116)
Tesoro Corp.	(10,960)	(884,253)
Tyson Foods, Inc.	(13,520)	(875,420)
Vantiv, Inc.	(17,240)	(897,170)
Verisk Analytics, Inc.	(11,900)	(866,796)
Vulcan Materials, Inc.	(8,920)	(878,888)
Whirlpool Corp.	(5,700)	(885,324)
Williams Cos., Inc.	(56,320)	(900,557)

Total for Shares Sold Short (Proceeds: $29,478,688)		$(29,985,894)

Snow Capital Family of Funds

Statements of Assets and Liabilities

February 29, 2016

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value: (Cost $73,502,087 and $212,654,272 respectively)	$59,116,289	$181,955,086
Dividends and interest receivable	75,624	981,237
Receivable for investments sold	45,622	20,231,104
Receivable for Fund shares sold	92,715	120,189
Deposit for Short Sales at Broker	—	33,513,288
Other assets	14,887	12,364

TOTAL ASSETS	59,345,137	236,813,268

LIABILITIES
Short securities, at value (premiums received of $0 and $29,478,688 respectively)	—	29,985,894
Payable for investments purchased	70,728	22,486,249
Payable for Fund shares redeemed	60,058	682,222
Payable to affiliates	40,238	72,921
Payable to Adviser	37,019	139,731
Payable for distribution fees	29,654	81,702
Payable for shareholder servicing fees	5,967	17,804
Payable to custodian	—	68
Accrued expenses and other liabilities	63,348	99,304

TOTAL LIABILITIES	307,012	53,565,895

NET ASSETS	$59,038,125	$183,247,373

Net assets consist of:
Paid-in Capital	$77,651,110	$248,612,798
Accumulated net investment income (loss)	(70,424)	378,007
Accumulated net realized loss	(4,156,763)	(34,537,043)
Net unrealized appreciation/depreciation on:
Investments	(14,385,798)	(30,699,186)
Securities sold short	—	(507,203)

NET ASSETS	$59,038,125	$183,247,373

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

February 29, 2016

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$20,173,968	$68,873,678
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	854,195	3,699,962
Net asset value and redemption price per share(1) (3)	$23.62	$18.61
Maximum offering price per share (Net Assets Value per share divided by 0.9475)(2)	$24.93	$19.64

CLASS C SHARES
Net assets	$10,559,975	$27,099,314
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	467,640	1,550,749
Net asset value, redemption price and offering price per share(1) (3)	$22.58	$17.47

INSTITUTIONAL CLASS SHARES
Net assets	$28,304,182	$87,274,381
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	1,181,177	4,635,453
Net asset value, redemption price and offering price per share(1)	$23.96	$18.83

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)

A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on Class A share purchases of $1,000,000 or more that are redeemed within twelve months of purchase and a CDSC of 1.00% may be charged on Class C shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Year Ended February 29, 2016

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$1,207,266	$5,222,958 (1)
Interest income	132	411,342

TOTAL INVESTMENT INCOME	1,207,398	5,634,300

EXPENSES
Management fees	973,887	2,851,706
Administration fees	147,933	331,606
Transfer agent fees and expenses	130,956	204,779
Distribution fees - Class C	114,897	332,397
Distribution fees - Class A	63,860	249,344
Federal and state registration fees	43,466	46,685
Audit and tax fees	38,480	37,312
Reports to shareholders	15,350	26,916
Custody fees	14,115	34,995
Legal fees	13,847	8,117
Chief Compliance Officer fees and expenses	7,904	7,916
Trustees’ fees and expenses	5,989	5,991
Accounting Expense	2,645	3,211
Shareholder servicing fees - Class C	—	110,799
Interest and Broker Expenses	—	70,410
Dividends on short positions	—	151,221
Interest Expense	11,352	9,011
Other expenses	11,290	16,885

TOTAL EXPENSES	1,595,971	4,499,301

Less waivers and reimbursement by Adviser (Note 4)	(147,185)	—

NET EXPENSES	1,448,786	4,499,301

NET INVESTMENT INCOME (LOSS)	(241,388)	1,134,999

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(125,511)	(28,744,826)
Securities sold short	—	3,243,884
Written options	—	931,591
Net change in unrealized depreciation on:
Investments	(20,655,676)	(73,918,327)
Securities sold short	—	(507,203)
Written options	—	(128,329)

NET REALIZED AND UNREALIZED LOSS	(20,781,187)	(99,123,210)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(21,022,575)	$(97,988,211)

(1)	Net of $13,958 and $36,120 in foreign withholding tax, and issuance fees, respectively

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended February 29, 2016	Year Ended February 28, 2015

FROM OPERATIONS
Net investment loss	$(241,388)	$(417,526)
Net realized gain (loss) on:
Investments	(125,511)	8,370,525
Net change in unrealized appreciation (depreciation)
Investments	(20,655,676)	(3,557,851)

Increase (decrease) in Net Assets from Operations	(21,022,575)	4,395,148

FROM DISTRIBUTIONS
Net realized gain - Class A	(93,333)	(3,593,386)
Net realized gain - Class C	(52,605)	(1,944,756)
Net realized gain - Institutional Class	(136,286)	(6,005,201)

Net decrease in net assets resulting from distributions paid	(282,224)	(11,543,343)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	5,190,920	13,803,935
Proceeds from shares sold - Class C	2,214,391	7,002,674
Proceeds from shares sold - Institutional Class	14,126,824	52,182,662
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	31,065	1,587,046
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	34,879	1,309,548
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	93,223	3,377,460
Payments for shares redeemed - Class A(1)	(11,172,878)	(35,954,541)
Payments for shares redeemed - Class C(2)	(6,496,481)	(2,136,852)
Payments for shares redeemed - Institutional Class(3)	(32,683,485)	(19,451,211)

Net Increase (Decrease) from capital share transactions	(28,661,542)	21,720,721

TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,966,341)	14,572,526
NET ASSETS
Beginning of Period	$109,004,466	$94,431,940

End of Period	$59,038,125	$109,004,466

ACCUMULATED NET INVESTMENT LOSS	$(70,424)	$(19,262)

(1)	Net of redemption fees of $15 and $575 for the years ended February 29, 2016 and February 28, 2015, respectively.
(2)	Net of redemption fees of $129 and $5 for the years ended February 29, 2016 and February 28, 2015, respectively.
(3)	Net of redemption fees of $358 and $737 for the years ended February 29, 2016 and February 28, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 29, 2016	Year Ended February 28, 2015

FROM OPERATIONS
Net investment income	$1,134,999	$443,641
Net realized gain (loss) on:
Investments	(28,744,826)	35,232,054
Securities sold short	3,243,884	—
Purchased options	—	(974,776)
Written options	931,591	3,949,769
Net change in unrealized appreciation (depreciation)	—	—
Investments	(73,918,327)	(20,678,829)
Securities sold short	(507,203)	—
Purchased options	—	—
Written options	(128,329)	(88,577)

Increase (decrease) in Net Assets from Operations	(97,988,211)	17,883,282

FROM DISTRIBUTIONS
Net investment income - Class A	—	(151,304)
Net investment income - Institutional Class	—	(722,034)
Net realized gain - Class A	(2,226,180)	(15,342,788)
Net realized gain - Class C	(958,012)	(7,616,103)
Net realized gain - Institutional Class	(2,991,668)	(23,239,385)

Net decrease in net assets resulting from distributions paid	(6,175,860)	(47,071,614)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	12,797,834	38,103,417
Proceeds from shares sold - Class C	1,614,395	8,813,729
Proceeds from shares sold - Institutional Class	26,069,470	60,604,020
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	720,830	4,843,524
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	755,267	5,979,458
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	1,847,794	15,251,504
Payments for shares redeemed - Class A(1)	(24,331,420)	(43,415,451)
Payments for shares redeemed - Class C(2)	(14,469,157)	(7,011,612)
Payments for shares redeemed - Institutional Class (3)	(64,369,413)	(36,649,531)

Net Increase (Decrease) from capital share transactions	(59,364,400)	46,519,058

TOTAL INCREASE (DECREASE) IN NET ASSETS	(163,528,471)	17,330,726
NET ASSETS
Beginning of Period	$346,775,844	$329,445,118

End of Period	$183,247,373	$346,775,844

ACCUMULATED NET INVESTMENT INCOME, (LOSS)	$378,007	$(232,717)

(1)	Net of redemption fees of $1,212 and $227 for the years ended February 29, 2016 and February 28, 2015, respectively.
(2)	Net of redemption fees of $27 and $35 for the years ended February 29, 2016 and February 28, 2015, respectively.
(3)	Net of redemption fees of $219 and $1,080 for the years ended February 29, 2016 and February 28, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$30.94	$32.87	$27.67	$25.12	$24.50

Income from investment operations:
Net investment loss(2)	(0.08)	(0.15)	(0.33)	(0.23)	(0.26	)(3)
Net realized and unrealized gain (loss) on investments	(7.13)	1.76	6.98	4.22	0.98

Total from Investment Operations	(7.21)	1.61	6.65	3.99	0.72

Less Distributions:
From net realized gain on investments	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Total Distributions to Shareholders	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)	0.00	(4)

Net Asset Value, End of Period	$23.62	$30.94	$32.87	$27.67	$25.12

Total Return(5)(6)	(23.35)%	4.75%	23.94%	16.67%	3.00%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$20,174	$32,604	$53,755	$27,052	$11,611
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	1.93%	1.79%	2.00%	2.80%	3.67%
Excluding interest expense	1.91%	—	—	—	1.54%
After waivers and reimbursements of expenses(7)	1.72%	1.70%	1.87%	2.00%	2.00%
Excluding interest expense	1.70%	—	—	—	1.54%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(0.51)%	(0.53)%	(1.18)%	(1.80)%	(2.84)%
After waivers and reimbursements of expenses(7)	(0.30)%	(0.44)%	(1.05)%	(1.00)%	(1.17)%
Portfolio turnover rate(6)	60.78%	83.51%	66.22%	89.48%	77.25%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.005 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$29.80	$32.01	$27.18	$24.89	$24.46

Income from investment operations:
Net investment loss(2)	(0.26)	(0.36)	(0.54)	(0.42)	(0.44	)(3)
Net realized and unrealized gain (loss) on investments	(6.85)	1.69	6.82	4.15	0.97

Total from Investment Operations	(7.11)	1.33	6.28	3.73	0.53

Less Distributions:
From net realized gain on investments	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Total Distributions to Shareholders	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	—	—

Net Asset Value, End of Period	$22.58	$29.80	$32.01	$27.18	$24.89

Total Return(5)(6)	(23.88)%	3.95%	23.00%	15.77%	2.22%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$10,560	$18,739	$13,924	$2,692	$1,891
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	2.42%	2.50%	2.72%	3.55%	4.42%
Excluding interest expense	2.41%	—	—	—	1.54%
After waivers and reimbursements of expenses(7)	2.41%	2.45%	2.59%	2.75%	2.75%
Excluding interest expense	2.40%	—	—	—	1.54%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(1.00)%	(1.15)%	(1.85)%	(2.58)%	(3.59)%
After waivers and reimbursements of expenses(7)	(0.98)%	(1.10)%	(1.72)%	(1.78)%	(1.92)%
Portfolio turnover rate(6)	60.78%	83.51%	66.22%	89.48%	77.25%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.005 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$31.31	$33.14	$27.82	$25.19	$24.51

Income from investment operations:
Net investment loss(2)	(0.01)	(0.02)	(0.25)	(0.19)	(0.21	)(3)
Net realized and unrealized gain (loss) on investments	(7.23)	1.73	7.02	4.26	0.99

Total from Investment Operations	(7.24)	1.71	6.77	4.07	0.78

Less Distributions:
From net realized gain on investments	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Total Distributions to Shareholders	(0.11)	(3.54)	(1.45)	(1.44)	(0.10)

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)	0.00	(4)

Net Asset Value, End of Period	$23.96	$31.31	$33.14	$27.82	$25.19

Total Return(5)(6)	(23.17)%	5.01%	24.24%	16.94%	3.24%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$28,304	$57,662	$26,753	$8,570	$7,069
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	1.67%	1.57%	1.74%	2.55%	3.42%
Excluding interest expense	1.66%	—	—	—	1.54%
After waivers and reimbursements of expenses(6)	1.46%	1.45%	1.61%	1.75%	1.75%
Excluding interest expense	1.45%	—	—	—	1.54%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(0.24)%	(0.19)%	(0.90)%	(1.60)%	(2.59)%
After waivers and reimbursements of expenses(6)	(0.04)%	(0.07)%	(0.77)%	(0.80)%	(0.92)%
Portfolio turnover rate(5)	60.78%	83.51%	66.22%	89.48%	77.25%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.005 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$27.96		$30.44	$23.35	$20.11	$21.57

Income from investment operations:
Net investment income(1)	0.10		0.03	0.01	0.00 (2)	0.04	(2)
Net realized and unrealized gain (loss) on investments	(8.85)		1.60	7.08	3.28	(1.50)

Total from Investment Operations	(8.75)		1.63	7.09	3.28	(1.46)

Less Distributions:
From net investment income	—		(0.04)	—	(0.04)	—
From net realized gain on investments	(0.60)		(4.07)	—	—	—

Total Distributions to Shareholders	(0.60)		(4.11)	—	(0.04)	—

Paid-in capital from redemption fees (Note 2)(2)	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$18.61		$27.96	$30.44	$23.35	$20.11

Total Return(3)(4)	(31.55)%		5.03%	30.36%	16.33%	(6.77)%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$68,874		$116,812	$125,243	$87,352	$122,004
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.59%		1.47%	1.51%	1.55%	1.58%
Excluding dividends and interest expense on short positions	1.50%		—	—	—	1.54%
After waivers, reimbursements and recoupments of expenses(5)	1.59%		1.47%	1.51%	1.55%	1.58%
Excluding dividends and interest expense on short positions	1.50%		—	—	—	1.54%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	0.40	%(6)	0.11%	0.04%	0.02%	0.23	%(6)
After waivers, reimbursements and recoupments of expenses(5)	0.40	%(6)	0.11%	0.04%	0.02%	0.23	%(6)
Portfolio turnover rate(4)	67.95%		83.32%	90.69%	81.32%	85.09%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.005 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment income ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$26.49		$29.20	$22.57	$19.53	$21.08

Income from investment operations:
Net investment loss(1)	(0.08)		(0.18)	(0.17)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	(8.34)		1.54	6.80	3.17	(1.48)

Total from Investment Operations	(8.42)		1.36	6.63	3.04	(1.55)

Less Distributions:
From net investment income	—		—	—	—	—
From net realized gain on investments	(0.60)		(4.07)	—	—	—

Total Distributions to Shareholders	(0.60)		(4.07)	—	—	—

Paid-in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.00 (2)	— (2)	0.00	(2)

Net Asset Value, End of Period	$17.47		$26.49	$29.20	$22.57	$19.53

Total Return(3)(4)	(32.05)%		4.27%	29.42%	15.51%	(7.31)%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$27,099		$55,434	$52,955	$40,300	$45,172
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	2.33%		2.18%	2.22%	2.26%	2.18%
Excluding dividends and interest expense on short positions	2.25%		—	—	—	2.14%
After waivers, reimbursements and recoupments of expenses(5)	2.33%		2.18%	2.22%	2.26%	2.18%
Excluding dividends and interest expense on short positions	2.25%		—	—	—	2.14%
Ratio of net investment income (loss) to average net assets	.
Before waivers, reimbursements and recoupments of expenses(5)	(0.37	)%(6)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)
After waivers, reimbursements and recoupments of expenses(5)	(0.37	)%(6)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)
Portfolio turnover rate(4)	67.95%		83.32%	90.69%	81.31%	85.09%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.005 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012

Net Asset Value, Beginning of Period	$28.20		$30.67	$23.48	$20.25	$21.66

Income from investment operations:
Net investment income(1)	0.16		0.11	0.09	0.05	0.09
Net realized and unrealized gain (loss) on investments	(8.93)		1.61	7.11	3.29	(1.50)

Total from Investment Operations	(8.77)		1.72	7.20	3.34	(1.41)

Less Distributions:
From net investment income	—		(0.12)	(0.01)	(0.11)	—
From net realized gain on investments	(0.60)		(4.07)	—	—	—

Total Distributions to Shareholders	(0.60)		(4.19)	(0.01)	(0.11)	—

Paid-in capital from redemption fees (Note 2)(2)	0.00		0.00	0.00	0.00	0.00	(2)

Net Asset Value, End of Period	$18.83		$28.20	$30.67	$23.48	$20.25

Total Return(3)	(31.38)%		5.31%	30.67%	16.59%	(6.51)%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$87,274		$174,530	$151,247	$109,940	$115,837
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	1.33%		1.22%	1.26%	1.31%	1.33%
Excluding dividends and interest expense on short positions	1.25%		—	—	—	1.29%
After waivers, reimbursements and recoupments of expenses(4)	1.33%		1.22%	1.26%	1.31%	1.33%
Excluding dividends and interest expense on short positions	1.25%		—	—	—	1.29%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	0.63	%(5)	0.36%	0.32%	0.28%	0.49	%(5)
After waivers, reimbursements and recoupments of expenses(4)	0.63	%(5)	0.36%	0.32%	0.28%	0.49	%(5)
Portfolio turnover rate(3)	67.95%		83.32%	90.69%	81.32%	85.09%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.005 cent per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	The net investment income ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 29, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price or at the latest sales price on the Composite Market for the day the security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by a pricing service. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not listed on NASDAQ shall be valued at the last sale price at the close of the OTC market.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/

or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements” and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended February 29, 2016, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year ended February 29, 2016. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 29, 2016.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$57,691,637	$—	$—	$57,691,637
Real Estate Investment Trust	1,331,759	—	—	1,331,759

Total Equity	59,023,396	—	—	59,023,396
Short-Term Investment	92,893	—	—	92,893

Total Investments in Securities	$59,116,289	$—	$—	$59,116,289

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$166,850,605	$—	$—	$166,850,605

Corporate Bonds	—	8,249,450	—	8,249,450
Convertible Bonds	—	3,931,250	—	3,931,250

Total Equity	166,850,605	12,180,700	—	179,031,305
Short-Term Investment	2,923,781	—	—	2,923,781

Total Investments in Securities	$169,774,386	$12,180,700	$—	$181,955,086

Liabilities:
Securities Sold Short	$(29,985,894)	$—	$—	$(29,985,894)

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 29, 2016:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$—	Options written, at value	$—

Total		$—		$—

The effect of derivative instruments on the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$—	$931,591	$931,591

Total	$—	$931,591	$931,591

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$—	$(128,329)	$(128,329)

Total	$—	$(128,329)	$(128,329)

ASU 2011-11 “Disclosure about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments. The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions.

As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the year ended February 29, 2016 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	800	$103,167
Options written	6,228	693,436
Options terminated in closing transactions -	(640)	(71,733)
Options exercised	(776)	(138,720)
Options expired	(5,612)	(586,150)

Outstanding, end of period	—	$—

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	1,600	$196,862
Options written	4,754	791,084
Options terminated in closing transactions -	(400)	(17,583)
Options exercised	(4,244)	(607,751)
Options expired	(1,710)	(362,612)

Outstanding, end of period	—	$—

There were no transactions in purchased options during the year ended February 29, 2016.

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Year Ended February 29, 2016	Year Ended February 28, 2015
Snow Capital Small Cap Value Fund	$502	$1,317
Snow Capital Opportunity Fund	$1,458	$1,342

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 29, 2016	Year Ended February 28, 2015
Snow Capital Small Cap Value Fund
Ordinary Income	$—	$3,253,849
Long Term Capital Gain	$282,224	$8,289,493
Snow Capital Opportunity Fund
Ordinary Income	$72	$17,243,169
Long Term Capital Gain	$6,175,788	$29,828,445

As of February 29, 2016, the components of accumulated earnings on tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Cost basis of investment for Federal income tax purposes	$74,929,454	$212,769,976

Gross tax unrealized appreciation	4,527,009	14,911,577
Gross tax unrealized depreciation	(20,340,174)	(45,726,467)

Net tax unrealized appreciation	(15,813,165)	(30,814,890)

Undistributed ordinary income	—	378,007
Undistributed long-term capital gain	—	—

Total distributable earnings	—	378,007

Other accumulated losses	(2,799,820)	(34,928,542)

Total accumulated earnings	$(18,612,985)	$(65,365,425)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	$190,226	$(3,421,482)	3,231,256
Snow Capital Opportunity Fund	$(524,275)	$(5,755,074)	6,279,349

At February 29, 2016, the Snow Capital Opportunity and Snow Capital Small Cap Value Funds deferred, on a tax basis, post-October capital losses of $0 and $0, respectively.

At February 29, 2016, the Snow Capital Opportunity and Snow Capital Small Cap Value Funds deferred, on a tax basis, post-December late-year ordinary losses of $0 and $70,423, respectively.

At February 29, 2016, the Snow Capital Opportunity and Snow Capital Small Cap Value Fund had short-term capital losses of $34,404,033 and $2,727,211, respectively, remaining, which will be treated as losses on the first day of the next tax year. To the extent both funds realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 29, 2016.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 29, 2016. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2016. At February 29, 2016, fiscal years 2013 through 2016 for both Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund and 1.15% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through June 28, 2017, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
Small Cap Value Fund	1.70%	2.45%	1.45%
Opportunity Fund	1.75%	2.50%	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund
February 28, 2017	$82,607	$—
February 28, 2018	$111,466	$—
February 28, 2019	$147,185	$—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing. During the six months ended February 29, 2016, the Opportunity Fund Class C shares accrued the 0.25% shareholder service fee for only a portion of the year. During the six months ended February 29, 2016, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$63,860	N/A
Class C	$114,897	$0
Opportunity Fund
Class A	$249,344	N/A
Class C	$332,397	$110,799

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the period ended February 29, 2016, and owed as of February 29, 2016 are as follows:

Fund Administration & Fund Accounting	Incurred	Owed
Small Cap Value Fund	$150,578	$21,209
Opportunity Fund	$334,817	$45,300

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the period ended February 29, 2016, and owed as of February 29, 2016 are as follows:

Transfer Agency (1)	Incurred	Owed
Small Cap Value Fund	$110,172	$15,888
Opportunity Fund	$130,951	$19,220

Custody	Incurred	Owed
Small Cap Value Fund	$14,115	$1,917
Opportunity Fund	$34,995	$7,175

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Consolidated Statement of Operations.

The Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended February 29, 2016, and owed as of February 29, 2016 are as follows:

Chief Compliance Officer	Incurred	Owed
Small Cap Value Fund	$7,904	$1,224
Opportunity Fund	$7,916	$1,226

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Fund Value – Class A Shares	Year Ended February 29, 2016	Year Ended February 28, 2015
Shares Sold	189,699	415,869
Shares issued to holders in reinvestment of distributions	1,189	50,543
Shares Redeemed	(390,469)	(1,048,251)

Net decrease	(199,581)	(581,839)

Snow Capital Small Cap Fund Value – Class C Shares	Year Ended February 29, 2016	Year Ended February 28, 2015
Shares Sold	83,939	217,360
Shares issued to holders in reinvestment of distributions	1,394	43,262
Shares Redeemed	(246,570)	(66,745)

Net increase (decrease)	(161,237)	193,877

Snow Capital Small Cap Fund Value – Institutional Class Shares	Year Ended February 29, 2016	Year Ended February 28, 2015
Shares Sold	495,987	1,515,443
Shares issued to holders in reinvestment of distributions	3,518	106,343
Shares Redeemed	(1,159,846)	(587,483)

Net increase (decrease)	(660,341)	1,034,303

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 29, 2016	Year Ended February 28, 2015
Shares Sold	552,435	1,258,086
Shares issued to holders in reinvestment of distributions	33,716	169,117
Shares Redeemed	(1,064,521)	(1,363,541)

Net increase (decrease)	(478,370)	63,662

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 29, 2016	Year Ended February 28, 2015
Shares Sold	68,641	297,683
Shares issued to holders in reinvestment of distributions	37,575	220,076
Shares Redeemed	(648,152)	(238,489)

Net increase (decrease)	(541,936)	279,270

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 29, 2016	Year Ended February 28, 2015
Shares Sold	1,055,222	1,923,647
Shares issued to holders in reinvestment of distributions	85,467	528,282
Shares Redeemed	(2,694,917)	(1,193,456)

Net increase (decrease)	(1,554,228)	1,258,473

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 29, 2016 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Purchases:
U.S. Government	$—	$—
Other	$51,582,687	$189,299,494
Sales:
U.S. Government	$—	$—
Other	$80,946,315	$231,984,881

(9)	Line of Credit

At February 29, 2016, the Small Cap Value Fund and the Opportunity Fund each had a line of credit in the amount of $10,000,000 and $25,000,000, respectively, maturing August 12, 2016. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with US Bank, the Funds’ custodian. Interest will be accrued at the prime rate of 3.25% through December 16, 2015 and 3.50% thereafter.

During the year ended February 29, 2016, the Small Cap Value Fund borrowed on the line of credit on 222 days, with an average borrowing and interest rate on those days of $560,068 and 3.25% until December 16, 2015, respectively. Effective December 17, 2015, the prime rate had increased to 3.50%, respectively. Interest expense of $11,352 incurred during the year is included within interest expense on the Statement of Operations. On February 29, 2016, the Small Cap Value Fund had an outstanding line of credit balance of $0. During the year ended February 29, 2016, the Opportunity Fund borrowed on the line of credit on 97 days with an average borrowing and interest rate on those days of $1,014,866 and 3.25% until December 16, 2015, respectively. Effective December 17, 2015, the prime rate had increased to 3.50%, respectively. Interest expense of $9,011 incurred during the year is included within interest expense on the Statement of Operations. On February 29, 2016, the Opportunity Fund had an outstanding line of credit of $0.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and schedule of securities sold short, of Snow Capital Family of Funds, comprising Snow Capital Small Cap Value Fund and Snow Capital Opportunity Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of February 29, 2016, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 29, 2016, the results of their operations, and the changes in their net assets and financial highlights for the year end ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

April 26, 2016

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 29, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2016 was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	0.00%

For the fiscal year ended February 29, 2016, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004-present).	37	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	37	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Indefinite Term; Since October 23, 2009	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	37	Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open- ended investment company with one portfolio); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed- end investment companies) (2010-2015); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed-end investment companies) (2010-2015).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	37	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with five portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since May 29, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (April 2012-present); Research Associate, Vista360, LLC (May 2010-April 2012).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014-present); CCO (2003-2013) and Senior Vice President, Ariel Investments, LLC (2010-2013); Vice President, Ariel Investments, LLC (2003-2010).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since April 23, 2015	Officer, U.S. Bancorp Fund Services, LLC (2011-present).	N/A	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since July 1, 2015	Officer, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 6, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2016	FYE 2/28/2015
Audit Fees	$52,700	$50,950
Audit-Related Fees	0	0
Tax Fees	$9,315	$9,120
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2016	FYE 2/28/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2016	FYE 2/28/2015
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	April 28, 2016

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	April 28, 2016

*	Print the name and title of each signing officer under his or her signature.